SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 18, 1999

                        CSL LIGHTING MANUFACTURING, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                   1-2840                     95-4463033
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


27615 Avenue Hopkins, Valencia, California                   91355-3493
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 (Address of principal executive office)                     (Zip Code)


                                (805) 257-4155
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              Registrant's telephone number, including area code


                                      N/A
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          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant.

            On January 18, 1999, Arthur Andersen LLP was dismissed by the Registrant as its independent accountants and Singer, Lewak, Greenbaum & Goldstein, LLP was retained by the Registrant as its independent accountants. The report of Arthur Andersen LLP included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 included a "going concern qualification".

            The decision to change accountants was approved by the Audit Committee of the Board of Directors as well as the Board of Directors of the Registrant. During the Registrant's two most recent fiscal years and the interim period preceding dismissal, there were no disagreements between the Registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Arthur Andersen LLP has advised the Registrant by letter dated January 22, 1999 that it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K in this report on Form 8-K/A.

            No "reportable events" as defined in Item 304(2)(1)(v) of Regulation S-K occurred during the Registrant's two most recent fiscal years and the interim period preceding dismissal.

            The Registrant did not consult with Singer, Lewak, Greenbaum & Goldstein, LLP, its new independent accountants, during its two most recent fiscal years or the interim period preceding its appointment with respect to (a) the application of accounting principles to a specific transaction, completed or proposed, or regarding the type of audit opinion that might be rendered on the Registrant's financial statements, (b) any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, or (3) any "reportable events" as defined in Item 304(2)(1)(v) of Regulation S-K.

Item 7. Exhibits.

            #16. Letter dated January 22, 1999 from Arthur Andersen LLP to the Registrant.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CSL LIGHTING MANUFACTURING, INC.


Date: January 22, 1999              By: /s/ Mark Allen
                                        --------------------------------------
                                        Mark Allen, Chief Executive Officer


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